BURNHAM INVESTORS TRUST

Burnham Fund
BURIX (Class B)

Burnham Financial Services Fund
BURMX (Class B)

Supplement dated November 23, 2011
to the Prospectus and Statement of Additional Information
 dated May 1, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

On November 17, 2011, the Board of Trustees of Burnham Investors Trust approved a proposal to convert all Class B shares of Burnham Fund and Burnham Financial Services Fund into Class A Shares of such Fund (the “Conversion”).

Class A shares currently have lower operating expenses than Class B shares.  Unlike Class B shares which are subject to a contingent deferred sales charge, Class A shares are subject to a maximum 5.00% front-end sales charge.  Class A shares received as a result of the Conversion will not be subject to the front-end sales charge.  For more information about the fees and expenses of Class A shares, please see the “Fees and Expenses of the Fund” section in the Prospectus.  The Conversion is expected to take place on or about December 29, 2011.  It is anticipated that the Conversion will be tax-free for federal income tax purposes.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE